Toyota Business Highlights Q2FY2021 TOYOTA MOTOR NORTH AMERICA, INC. (Toyota U.S.) MONTHLY RESULTS • The U . S . automobile SAAR figure for September 2020 came in at 16 . 34 M units, down from September 2019 at 17 . 19 M units . • Toyota U . S . reported September 2020 sales of 197 , 124 units, an increase of 6 . 9 % on a daily selling rate (DSR) basis and an increase of 16 . 2 % on a volume basis versus September 2019 . • Lexus division posted September 2020 sales of 24 , 754 units, an increase of 20 . 8 % on a DSR basis and an increase of 31 . 3 % on a volume basis versus September 2019 . • North American production as a percentage of U . S . sales for September 2020 was 74 . 4% , up from 68 . 2 % in September 2019 . Source: Toyota, Bloomberg, Ward’s Automotive Group Toyota U.S. monthly results include fleet sales volume TOYOTA MOTOR CORPORATION (TMC) FINANCIAL RESULTS ‡ “Other” consists of Central and South America, Oceania, Africa, Middle East and Other Source: TMC company filings. *Bar chart represents vehicles sales as % of Top 5 Models sales 0 50 100 150 200 250 300 6 11 16 21 Sep-15 Dec-15 Mar-16 Jun-16 Sep-16 Dec-16 Mar-17 Jun-17 Sep-17 Dec-17 Mar-18 Jun-18 Sep-18 Dec-18 Mar-19 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Toyota U.S. Light Vehicle Sales (units in thousands) Seasonally Adjusted Annual Rate (units in millions) U.S. Light Vehicle Seasonally Adjusted Annual Rate (SAAR) and Toyota U.S. Sales September 2015 – September 2020 SAAR Toyota U.S. Sales 172,370 24,754 Toyota Division Lexus Division Toyota U.S. September 2020 Vehicle Sales Sep-20 Sep-19 Sep-20 Sep-19 RAV4 43,652 34,886 CAMRY 28,362 23,328 HIGHLANDER 22,307 18,294 TACOMA 20,929 18,330 COROLLA 19,894 20,354 Toyota U.S. September Vehicles Sales Toyota Division Top 5 Models Sep-20 Sep-19 Sep-20 Sep-19 RX 9,666 7,162 ES 4,541 3,320 NX 3,694 3,637 GX 2,388 1,707 IS 1,531 844 Toyota U.S. September Vehicles Sales Lexus Division Top 5 Models Exhibit 99.2

TOYOTA MOTOR CREDIT CORPORATION (TMCC) FINANCIAL RESULTS • Our consolidated net income was $655 million for the second quarter of fiscal 2021 compared to $459 million for the same period in fiscal 2020. The increase in net income for the second quarter of fiscal 2021, compared to the same period in fiscal 2020, was primarily due to a $234 million decrease in depreciation on operating leases, a $118 million decrease in interest expense, partially offset by a $83 million decrease in total financing revenues and a $60 million increase in provision for income taxes. • We recorded a provision for credit losses of $65 million for the second quarter of fiscal 2021, compared to $61 million for the same period in fiscal 2020. The increase in the provision for credit losses for the second quarter of fiscal 2021, compared to the same period in fiscal 2020, was due to the impact of economic conditions caused by the COVID - 19 pandemic, the new impairment model that reflects expected credit losses over the expected life of the finance receivables upon adoption of ASU 2016 - 13, and the growth of our retail portfolio which were mostly offset by lower provision for credit losses in our dealer portfolio due to improved dealer financial performance. • Net charge - offs as a percentage of average gross finance receivables decreased to 0.25 percent at September 2020 from 0.34 percent at September 30, 2019. Default frequency as a percentage of outstanding finance receivable contracts decreased to 0.86 percent for the first half of fiscal 2021, compared to 1.13 percent in the same period in fiscal 2020, primarily due to the continued payment extension programs offered to our customers impacted by COVID - 19. 1 TMCC market share represents the percentage of total domestic TMNA sales of new Toyota and Lexus vehicles financed by us, exc lud ing sales under dealer rental car and commercial fleet programs, sales of a private Toyota distributors and Mazda vehicles financed. SHORT - TERM FUNDING PROGRAMS • TMCC ‡ , Toyota Credit de Puerto Rico Corp . (TCPR), Toyota Credit Canada Inc . (TCCI)†, Toyota Finance Australia Limited (TFA)† and Toyota Motor Finance (Netherlands) B . V . (TMFNL)† maintain direct relationships with institutional commercial paper investors through TMCC’s Sales & Trading team , providing each access to a variety of domestic and global markets through five, distinct 3 (a)(3) programs . • TMCC ‡ c ommercial paper outstanding under our commercial paper programs ranged from approximately $ 22 . 0 billion to $ 24 . 9 billion during the quarter ended September 30 , 2020 , with an average outstanding balance of $ 23 . 5 billion . † TCCI, TFA, and TMFNL are subsidiaries of Toyota Financial Services Corporation (TFSC), a wholly - owned subsidiary of Toyota Motor Corporation (TMC). TMCC is a wholly - owned subsidiary of Toyota Financial Service International Corporation (TFSIC), a wholly - own ed subsidiary of TFSC. ‡ TMCC consolidated financial liabilities include TMCC and its consolidated subsidiaries, which includes TCPR. LET’S GO PLACES In July 2020, Toyota Financial Services (TFS), a longtime leader in Corporate Social Responsibility (CSR), issued its fifth D ive rsity & Inclusion (D&I) Bond in the amount of $750 million. The Sales and Trading team engages in direct dialogue with institutional investors delivering a variety of fixed income products to meet our clients’ investment objectives and risk tolerances . We focus on providing simple, personal, and proactive service in the execution of all trades . Sales and Trading Contacts Jeffrey DeSilva | Region Manager (469) 486 - 6759 jeffrey.desilva@toyota.com Andrew Huang, CFA | Funding & Liquidity Analyst (469) 786 - 8219 andrew.huang@toyota.com Amit Sahu | Funding & Liquidity Analyst (469) 786 - 8984 amit.sahu@toyota.com Nicholas Ro, CFA | National Manager (469) 786 - 8961 nicholas.ro@toyota.com Jason Kelley | Region Manager (469) 486 - 5301 jason.kelley@toyota.com Justin Lee | Funding & Liquidity Analyst (469) 486 - 6187 justin.lee1@toyota.com Forward looking statements are subject to risks and uncertainties that could cause actual results to fall short of current ex pec tations. Toyota and its affiliates discuss these risks and uncertainties in filings they make with the Securities and Exchan ge Commission. This presentation does not constitute an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus a nd related documentation . 65.2% 62.2% Q2 FY20 Q2 FY21 TMCC - Market Share 1 Q2 FY20 Q2 FY21 186 86 137 211 138 130 0 200 400 New Retail Contracts Used Retail Contracts Lease Contracts Units in Thousands TMCC - Vehicle Financing Volume Q2 FY20 Q2 FY21 27.0 22.0 55.5 63.7 12.9 20.5 $0 $20 $40 $60 $80 $100 $120 Q2 FY20 Q2 FY21 Amount ($billions) TMCC Consolidated Financial Liabilities (Face Value) Secured notes & loans payable Unsecured notes & loans payable Commercial Paper 62 10 125 87 20 89 0 25 50 75 100 125 New Retail Contracts Used Retail Contracts Lease Contracts TMCC - TMNA contracts Subvened Q2 FY20 Q2 FY21 0.47% 0.40% 0.35% 0.34% 0.25% 0.00% 0.25% 0.50% Q2 FY17 Q2 FY18 Q2 FY19 Q2 FY20 Q2 FY21 Net charge - offs as a percentage of average gross earning assets – finance receivables